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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 16, 2001
                                                         ----------------

                          HomeSeekers.com, Incorporated
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

              Nevada                    0-23835              87-0397464
              ------                    -------              ----------
   (State or Other Jurisdiction       (Commission           (IRS Employer
         of Incorporation)           File Number)        Identification No.)

             6490 South McCarran Boulevard, Suite D-30, Reno, NV 89509
             ---------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (775) 827-6886
                                 --------------
              (Registrant's telephone number, including area code)

                       -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 4.  Change in Registrant's Certifying Accountants

(a)(1)    Previous independent accountants

(i) On October 16, 2001, Ernst & Young LLP resigned as independent accountants for HomeSeekers.com, Incorporated.

(ii) The reports of Ernst & Young LLP for both the fiscal year ended June 30, 2000 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle. However, both reports contained a paragraph expressing substantial doubt about the Registrant's ability to continue as a going concern.

(iii) Not applicable.

(iv) In connection with its audits for the two most recent fiscal years and through October 16, 2001 there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

(v) During the two most recent fiscal years and through October 16, 2001 there have been no reportable events (as defined in Regulation S-K Item 304
(a)(1)(v)).

(2) A new independent accountant has not been engaged, nor have any consultations

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taken place on matters defined in Regulation S-K Item 304 (a) (2).

(3) The Registrant has requested that Ernst & Young LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.2 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

 (c)     Exhibits

         16.2       Letter from Ernst & Young LLP, former auditor

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned as duly authorized.

Dated:   October 23, 2001
                                     HomeSeekers.com, Incorporated

                                     By: /s/ Steven M. Crane
                                        --------------------
                                             Steven M. Crane
                                             Interim Chief Financial Officer

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